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                                                        EXHIBIT 23.2

      CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      --------------------------------------------------------

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-119636) of Aehr Test
Systems of our report dated August 26, 2005, relating to the consolidated financial statements, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP


San Jose, California
August 28, 2007